                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 26
Dividend Reinvestment Plan....................... 30

VMO SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                           (NYSE TICKER SYMBOL--VMO)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    0.43%
Six-month total return based on NAV(2).....................    1.08%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    5.58%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    8.72%

 SHARE VALUATIONS

Net asset value............................................  $ 17.35
Closing common stock price.................................  $16.125
Six-month high common stock price (12/01/98)...............  $16.875
Six-month low common stock price (04/30/99)................  $16.000
Preferred share (Series A) rate(5).........................    3.100%
Preferred share (Series B) rate(5).........................    3.110%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

We recently spoke with the management team of the Van Kampen Municipal Opportunity Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, most of our purchases were bonds with 15-to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile. We would have received minimal incremental yield for assuming the additional interest-rate risk associated with purchasing longer-maturity bonds.
    In addition, we sold bonds in the portfolio that had a high risk of being called, or repaid early by the issuer. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return. To help protect the Trust from future bond calls, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. Thus, housing bonds are more likely than many other issues to be called from the portfolio.
    Another strategy we used was to purchase bonds issued in states that have strong demand for municipal securities as a result of heavy state and local taxation. In particular, we purchased several securities issued in New York. The large supply in that state provided a number of opportunities to find attractive bonds with appreciation potential.

   Q  HOW DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A By working closely with our experienced research analysts, we continued to look for bonds that may be temporarily out of favor but that we feel have the potential to appreciate in price if market conditions change. For example, we had previously purchased securities that were subject to the alternative minimum tax (AMT) because they offered very attractive yields during a time when AMT bonds were plentiful. Since that time, the supply of AMT bonds has dropped significantly, so we sold several AMT holdings and replaced them with insured bonds that offered approximately the same yield--effectively increasing the quality of the portfolio without sacrificing yield. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of 0.43 percent(1) based on market price. This reflects a decrease in market price from $16.50 per share on October 31, 1998, to $16.125 on April 30, 1999.
In addition, the Trust provided a distribution rate of 5.58 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of
8.72 percent(4) on a taxable investment for shareholders in the

36 percent federal income tax bracket. The Trust's monthly dividend of $.075 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Dennis S. Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999                                  AS OF OCTOBER 31, 1998
General Purpose.............  17.9%                    General Purpose.............  16.7%
Wholesale Electric..........  12.8%                    Wholesale Electric..........  12.5%
Health Care.................  11.1%                    Single-Family Housing.......  12.2%
Single-Family Housing.......   9.7%                    Airport.....................  10.8%
Airport.....................   8.6%                    Health Care.................  10.6%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM
INVESTMENTS


                                  [PIE CHART]

                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa            NON-RATED
                                     -------              -----                ---               -------            ---------
As of April 30, 1999                  61.3                11.1                13.4                13.8                 0.4


                                  [PIE CHART]

                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa            NON-RATED
                                     -------              -----                ---               -------            ---------
As of October 31, 1998                58.1                14                  13.4                14.1                0.4

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999



                                  [BAR GRAPH]


                                                                             Distribution per
                                                                             Common Share
                                                                             ----------------
'Nov 1998'                                                                       $.075
'Dec 1998'                                                                       $.075
'Jan 1999'                                                                       $.075
'Feb 1999'                                                                       $.075
'Mar 1999'                                                                       $.075
'Apr 1999'                                                                       $.075

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)    Description                                 Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  101.9%
          ALABAMA  0.8%
$ 3,500   Birmingham, AL Wtr & Swr Rev Wts Ser
          A......................................      4.750%  01/01/29  $  3,250,450
    400   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg (e)...............................      6.950   01/01/20       139,500
                                                                         ------------
                                                                            3,389,950
                                                                         ------------
          CALIFORNIA  6.0%
  1,390   California Hsg Fin Agy Rev Home Mtg Ser
          B1.....................................      6.300   08/01/08     1,483,241
  2,000   California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Southn CA Edison Co (AMBAC
          Insd)..................................      6.000   07/01/27     2,144,180
  1,110   California Rural Home Mtg Fin Auth
          Single Family Mtg Rev Ser C (GNMA
          Collateralized)........................      7.800   02/01/28     1,274,413
  5,000   Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd)....................          *   09/01/17     2,010,800
  4,000   Foothill/Eastern Corridor Tran Agy CA
          Toll Rd Rev Conv Cap Apprec Sr Lien Ser
          A (c)..................................    0/7.050   01/01/10     3,328,920
  5,000   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd)............................      6.000   07/01/06     5,596,150
  5,000   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd)............................      6.000   07/01/08     5,652,300
  3,000   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)............................      6.000   06/01/08     3,388,560
                                                                         ------------
                                                                           24,878,564
                                                                         ------------
          COLORADO  6.8%
  2,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)..............................      7.000   08/31/26     2,381,180
  1,000   Castle Rock, CO Multi-Family Rev Hsg
          Pines at Castle Rock Ser A (FSA
          Insd)..................................      6.100   12/01/16     1,056,680
  1,500   Colorado Hsg Fin Auth Multi-Family Hsg
          Ins Mtg Ser B2.........................      5.800   10/01/28     1,577,730
  1,500   Colorado Hsg Fin Auth Single Family Pgm
          Sr Ser A2..............................      7.250   05/01/27     1,675,305

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 1,025   Colorado Hsg Fin Auth Single Family Pgm
          Sr Ser A3..............................      7.000%  11/01/24  $  1,108,076
  1,500   Colorado Hsg Fin Auth Single Family Pgm
          Sr Ser C1..............................      7.550   11/01/27     1,700,940
  3,200   Denver, CO City & Cnty Arpt Rev Ser
          A......................................      8.500   11/15/07     3,448,992
  5,145   Denver, CO City & Cnty Arpt Rev Ser
          A......................................      8.875   11/15/12     5,760,393
    300   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00)...............      8.500   11/15/07       328,041
  1,855   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01)...............      8.875   11/15/12     2,121,341
  1,750   Denver, CO City & Cnty Arpt Rev Ser B
          (MBIA Insd)............................      6.250   11/15/06     1,960,000
  1,000   Denver, CO City & Cnty Arpt Rev Ser B
          (MBIA Insd)............................      6.250   11/15/07     1,125,590
  1,005   Greeley, CO Multi-Family Rev AMT Hsg
          Mtg Creek Stone (FHA Gtd)..............      5.950   07/01/28     1,049,974
  1,000   Highlands Ranch Metro Dist No 2 CO Rfdg
          (FSA Insd).............................      6.500   06/15/11     1,177,560
  2,000   University CO Hosp Auth Rev Ser A
          (AMBAC Insd) (a).......................      5.000   11/15/29     1,937,580
                                                                         ------------
                                                                           28,409,382
                                                                         ------------
          CONNECTICUT  0.8%
  1,000   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A Private Placement
          (d)....................................      6.400   09/01/11     1,099,580
    840   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A Private Placement
          (Escrowed to Maturity) (d).............      6.500   09/01/06       968,570
  1,000   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A Private Placement
          (Prerefunded @ 09/01/07) (d)...........      6.400   09/01/11     1,163,840
                                                                         ------------
                                                                            3,231,990
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.5%
$ 2,000   Metropolitan Washington, DC Arpt Auth
          Genl Arpt Rev Ser A (FGIC Insd)........      7.250%  10/01/10  $  2,130,580
                                                                         ------------
          FLORIDA  0.8%
  3,000   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A (Prerefunded @ 06/01/04).........      5.875   06/01/16     3,302,070
                                                                         ------------
          GEORGIA 3.3%
  2,935   Fulton Cnty, GA Lease Rev, 144A Private
          Placement (d)..........................      7.250   06/15/10     3,393,611
  2,000   George L Smith II GA World Congress
          Cent Auth Rev (MBIA Insd) (a)..........      6.000   07/01/09     2,166,240
  7,000   Georgia Muni Elec Auth Pwr Rev Ser A
          (MBIA Insd)............................      6.500   01/01/20     8,307,390
                                                                         ------------
                                                                           13,867,241
                                                                         ------------
          HAWAII  1.5%
  5,000   Hawaii St Arpt Sys Rev Ser 2...........      7.000   07/01/18     5,371,350
  1,000   Honolulu, HI City & Cnty Wastewtr Sys
          Rev (FGIC Insd)........................      4.500   07/01/28       900,270
                                                                         ------------
                                                                            6,271,620
                                                                         ------------
          IDAHO  0.3%
  1,000   Idaho Hsg & Fin Assn Single Family Mtg
          Mezz Ser E 2...........................      5.950   07/01/14     1,053,240
                                                                         ------------
          ILLINOIS  6.5%
  2,000   Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd) (a)........................          *   01/01/23       578,500
  5,000   Chicago, IL O'Hare Intl Arpt Rev Genl
          Arpt Second Lien Ser A Rfdg (MBIA Insd)
          (b)....................................      6.375   01/01/12     5,545,850
  6,400   Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd)..................................      5.000   06/01/09     6,614,528
    970   Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)..................      7.000   09/01/27     1,081,841
    895   Chicago, IL Single Family Mtg Rev Ser B
          (GNMA Collateralized)..................      7.625   09/01/27     1,022,054

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,555   Illinois Dev Fin Auth Rev Local Govt
          Pgm Lincoln Way Cmnty (FGIC Insd)......      5.700%  01/01/17  $  2,793,024
  3,285   Illinois Hlth Fac Auth Rev Midwest
          Physician Group Ltd Proj (Prerefunded @
          11/15/04)..............................      8.125   11/15/19     3,990,553
  1,475   Regional Tran Auth IL Ser A (AMBAC
          Insd)..................................      6.500   06/01/15     1,608,679
  1,410   Sangamon Cnty, IL Cmnty Unit Sch Dist
          No 5 (FGIC Insd).......................      6.400   12/01/03     1,559,714
  1,865   Sangamon Cnty, IL Cmnty Unit Sch Dist
          No 5 (FGIC Insd).......................      6.500   12/01/05     2,118,099
                                                                         ------------
                                                                           26,912,842
                                                                         ------------
          INDIANA  0.7%
  2,500   Purdue Univ, IN Univ Rev Student Fee
          Ser B (Prerefunded @ 01/01/05).........      6.750   07/01/09     2,894,975
                                                                         ------------
          KANSAS  0.2%
  1,000   Kansas St Dev Fin Auth Rev (FSA
          Insd)..................................      4.150   06/01/08       988,850
                                                                         ------------
          KENTUCKY  0.7%
  1,475   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd).......................      6.200   03/01/08     1,658,918
  1,350   Kentucky Hsg Corp Hsg Rev Ser B........      6.250   07/01/28     1,443,690
                                                                         ------------
                                                                            3,102,608
                                                                         ------------
          LOUISIANA  1.2%
  2,000   Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B (FGIC
          Insd)..................................      4.750   07/01/21     1,891,060
  3,000   New Orleans, LA Rfdg (FGIC Insd).......      5.500   12/01/21     3,203,640
                                                                         ------------
                                                                            5,094,700
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          MAINE  0.8%
$ 1,950   Maine Edl Ln Auth Rev Supplemental Pgm
          Ser A1.................................      7.000%  12/01/16  $  2,064,562
  1,070   Maine Edl Ln Auth Rev Supplemental Pgm
          Ser A2.................................      7.150   12/01/16     1,136,212
                                                                         ------------
                                                                            3,200,774
                                                                         ------------
          MASSACHUSETTS  2.2%
  2,000   Boston, MA Wtr & Swr Comm Rev Genl Sr
          Ser D (FGIC Insd)......................      4.750   11/01/22     1,885,180
  2,000   Boston, MA Wtr & Swr Comm Rev Genl Sr
          Ser D (FGIC Insd)......................      5.000   11/01/28     1,938,520
  2,000   Massachusetts St Hlth & Edl Fac Auth
          Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) (c)........  3.10/5.00   07/01/13     1,997,240
  3,000   Plymouth Cnty, MA Ctfs Partn Ser A
          (Prerefunded @ 10/01/02)...............      7.000   04/01/22     3,371,670
                                                                         ------------
                                                                            9,192,610
                                                                         ------------
          MICHIGAN  3.6%
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd).......      5.500   10/01/18     1,005,860
  3,500   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd).......      5.500   10/01/27     3,509,450
  5,500   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a)..............................      5.550   09/01/29     5,581,510
  4,500   Monroe Cnty, MI Pollutn Ctl Rev Coll
          Detroit Edison Monroe Ser 1 (MBIA
          Insd)..................................      6.875   09/01/22     4,954,275
                                                                         ------------
                                                                           15,051,095
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          MISSISSIPPI  1.6%
$ 3,730   Mississippi Home Corp Single Family Rev
          Mtg Ser C (GNMA Collateralized).........    7.600%   06/01/29  $  4,233,550
  1,985   Mississippi Home Corp Single Family Rev
          Mtg Ser F (GNMA Collateralized).........    7.550    12/01/27     2,258,870
                                                                         ------------
                                                                            6,492,420
                                                                         ------------
          MISSOURI  1.3%
  1,485   Saint Charles Cnty, MO Indl Dev Auth
          Indl Rev Dev Westchester Vlg Apts Ser A
          Rfdg (FNMA Collateralized)..............    6.150    02/01/27     1,579,832
    535   Saint Louis Cnty, MO Single Family Mtg
          Rev (MBIA Insd).........................    6.900    04/01/16       581,995
  3,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd)
          (b).....................................    6.200    06/01/10     3,451,110
                                                                         ------------
                                                                            5,612,937
                                                                         ------------
          NEBRASKA  0.3%
  1,000   American Pub Energy Agy NE Gas Supply
          Rev (AMBAC Insd)........................    5.250    06/01/11     1,053,540
                                                                         ------------
          NEVADA  1.0%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser A (FGIC Insd)..................    6.700    06/01/22     4,348,920
                                                                         ------------
          NEW HAMPSHIRE  0.5%
  2,000   New Hampshire St Hsg Fin Auth Single
          Family Rev Mtg Acquisition Ser B
          Rfdg....................................    6.100    07/01/28     2,106,680
                                                                         ------------
          NEW JERSEY  6.1%
 20,000   New Jersey Econ Dev Auth St Contract
          Econ Recovery (MBIA Insd)...............    5.900    03/15/21    22,534,400
  1,400   New Jersey Hlthcare Fac Fin Auth Rev
          Barnabas Hlth Ser C Rfdg (MBIA Insd)....    5.250    07/01/18     1,383,270
  1,395   New Jersey Hlthcare Fac Fin Auth Rev
          Christ Hosp Group Issue (Connie Lee
          Insd) (a)...............................    7.000    07/01/04     1,581,288
                                                                         ------------
                                                                           25,498,958
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          NEW MEXICO  2.3%
$   605   Hobbs, NM Single Family Mtg Rev Rfdg...      8.750%  07/01/11  $    665,917
  4,900   New Mexico Mtg Fin Auth Single Family
          Mtg Pgm Ser G (GNMA Collateralized)....      7.250   07/01/26     5,242,657
  1,500   New Mexico St Hosp Equip Loan Council
          Hosp Rev Mem Med Cent Inc Proj.........      5.500   06/01/28     1,465,875
  2,000   University of NM Technology Dev Corp
          Lease Rev Univ Cent Resh Pk Proj Ser A
          (Prerefunded @ 08/15/04) (MBIA Insd)...      6.450   08/15/18     2,274,700
                                                                         ------------
                                                                            9,649,149
                                                                         ------------
          NEW YORK  19.2%
  2,000   Metropolitan Tran Auth NY Commuter Facs
          Rev Contract...........................      5.500   07/01/14     2,101,220
  3,000   Metropolitan Tran Auth NY Svcs Contract
          Tran Fac Ser 5 Rfdg....................      7.000   07/01/12     3,243,360
  1,440   New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj...........      6.100   01/01/09     1,558,714
  3,000   New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj...........      6.000   01/01/15     3,187,110
  5,000   New York City Muni Wtr Fin Auth Ser
          B......................................      5.750   06/15/29     5,372,200
 10,000   New York City Ser A....................      7.000   08/01/07    11,691,000
  5,000   New York City Ser A Rfdg...............      7.000   08/01/05     5,758,000
     40   New York City Ser D (b)................      7.500   02/01/19        44,078
  7,960   New York City Ser D (Prerefunded @
          02/01/02) (b)..........................      7.500   02/01/19     8,862,027
  2,000   New York City Ser I (MBIA Insd)........      5.000   04/15/29     1,941,040
  1,500   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.........................      5.750   08/15/12     1,618,080
  2,070   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser B.........................      5.750   08/15/10     2,246,902
  6,060   New York St Dorm Auth Rev City Univ Ser
          F......................................      5.500   07/01/12     6,285,432

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,500   New York St Dorm Auth Rev Dept Edl St
          of NY Issue Ser A......................      5.800%  07/01/22  $  1,595,250
  1,365   New York St Dorm Auth Rev St Univ Edl
          Fac Ser B Rfdg.........................      5.250   05/15/09     1,442,996
  1,880   New York St Mtg Agy Rev Homeowner Mtg
          Ser 58.................................      6.400   04/01/27     2,045,440
  6,400   New York St Thruway Auth Svc Contract
          Rev Loc Hwy & Brdg.....................      5.750   04/01/09     6,919,168
  1,100   New York St Urban Dev Corp Rev
          Correctional Cap Fac Ser 4.............      5.375   01/01/23     1,110,956
  3,000   New York St Urban Dev Corp Rev
          Correctional Cap Fac Ser 7.............      5.700   01/01/27     3,153,360
  3,500   Port Auth NY & NJ Cons 97th Ser (FGIC
          Insd)..................................      6.650   01/15/23     3,904,775
  5,400   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)..................................      5.750   12/01/22     5,782,266
                                                                         ------------
                                                                           79,863,374
                                                                         ------------
          NORTH CAROLINA  3.0%
 11,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd) (b).......      6.000   01/01/12    12,425,820
                                                                         ------------
          OHIO  2.1%
  1,000   Akron, OH Ctfs Partn Akron Muni
          Baseball Stadium Proj (c)..............    0/6.500   12/01/07       983,490
  1,325   Lorain Cnty, OH Hosp Rev Catholic
          Hlthcare Partners Ser B Rfdg (MBIA
          Insd)..................................      5.625   09/01/15     1,409,270
  3,000   Lucas Cnty, OH Hosp Rev Promedica
          Hlthcare Oblig (MBIA Insd).............      6.000   11/15/07     3,351,090
  1,000   Montgomery Cnty, OH Hosp Rev Grandview
          Hosp & Med Cent Rfdg...................      5.250   12/01/04       979,610

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$   995   Ohio Hsg Fin Agy Mtg Rev Residential
          Ser A1 (GNMA Collateralized)...........      6.150%  03/01/29  $  1,056,670
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC
          Insd)..................................      6.375   04/01/29     1,109,810
                                                                         ------------
                                                                            8,889,940
                                                                         ------------
          OKLAHOMA  2.2%
  2,000   Tulsa, OK Indl Auth Hosp Rev Hillcrest
          Med Cent Proj Rfdg (Connie Lee Insd)...      6.125   06/01/05     2,222,360
  3,140   Tulsa, OK Indl Auth Hosp Rev Hillcrest
          Med Cent Proj Rfdg (Connie Lee Insd)...      6.250   06/01/08     3,595,112
  3,000   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc..............................      7.600   12/01/30     3,234,600
                                                                         ------------
                                                                            9,052,072
                                                                         ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia Pacific
          Corp...................................      6.350   08/01/25     2,108,780
                                                                         ------------
          PENNSYLVANIA  5.5%
  2,000   Allegheny Cnty, PA Arpt Rev Pittsburgh
          Intl Arpt A Rfdg (MBIA Insd)...........      5.750   01/01/10     2,177,100
  6,655   Berks Cnty, PA Muni Auth Rev Highlands
          at Wyomissing Proj Ser B...............      6.875   10/01/17     7,121,050
  8,500   Geisinger Auth PA Hlth Sys Ser A
          (Prerefunded @ 07/01/02)...............      6.400   07/01/22     9,319,485
  1,440   Harrisburg, PA Cap Apprec Nts Ser F
          Rfdg (AMBAC Insd)......................          *   03/15/15       649,382
  1,865   Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd)...........................          *   09/15/15       820,208
  1,865   Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd)...........................          *   03/15/16       793,334

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Indiana Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev Metro Edison Co Proj A (AMBAC
          Insd)..................................      5.950%  05/01/27  $  1,071,220
  1,000   Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev City of Philadelphia
          (Prerefunded @ 06/15/02)...............      6.800   06/15/22     1,092,340
                                                                         ------------
                                                                           23,044,119
                                                                         ------------
          SOUTH DAKOTA  0.3%
  1,285   South Dakota St Hlth & Edl Fac Auth
          Vocational Edl Pgm Ser A (AMBAC
          Insd)..................................      5.400   08/01/13     1,355,611
                                                                         ------------
          TEXAS  4.6%
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC
          Insd)..................................      6.500   11/15/05     1,137,390
  2,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)........      4.900   10/01/15     2,023,600
  4,500   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev Delta Airls Inc (b)......      7.000   11/01/01     4,743,900
  2,525   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev Delta Airls Inc..........      7.625   11/01/21     2,744,625
  5,000   Ector Cnty, TX Hosp Dist Hosp Rev Med
          Cent Hosp (Prerefunded @
          04/15/02) (b)..........................      7.300   04/15/12     5,588,850
  1,000   Matagorda Cnty, TX Navigation Dist 1
          Houston Lighting Pwr Co (AMBAC Insd)...      5.125   11/01/28       988,000
  1,698   Texas Genl Svcs Cmnty Partn Int Lease
          Purch Ctfs, 144A Private Placement
          (d)....................................      7.250   08/01/11     1,736,060
                                                                         ------------
                                                                           18,962,425
                                                                         ------------
          UTAH  1.7%
  1,500   Intermountain Pwr Agy UT Pwr Supply Rev
          Ser B Rfdg (MBIA Insd).................      5.750   07/01/19     1,604,145
  1,500   Intermountain Pwr Agy UT Rev Ser E Rfdg
          (FSA Insd).............................      6.000   07/01/06     1,663,110

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          UTAH (CONTINUED)
$ 2,110   Utah St Hsg Fin Agy Single Family Ser
          C2.....................................      6.000%  07/01/15  $  2,210,689
  1,475   Utah St Hsg Fin Agy Single Family Mtg
          Sr Issue B3............................      7.100   07/01/24     1,552,924
                                                                         ------------
                                                                            7,030,868
                                                                         ------------
          VIRGINIA  2.1%
  8,200   Roanoke, VA Indl Dev Auth Hosp Rev
          Roanoke Mem Hosp Carilion Hlth Sys Ser
          B Rfdg (MBIA Insd) (c).................  4.70/6.25   07/01/20     8,741,364
                                                                         ------------
          WASHINGTON  7.2%
  9,850   Bellevue, WA Convention Cent Comp Int
          Rfdg (MBIA Insd).......................          *   02/01/25     2,547,407
    545   Grant Cnty, WA Pub Util Dist Number 2
          Priest Rapids Hydro Elec Rev (MBIA
          Insd) (a)..............................      5.250   01/01/14       544,324
    520   Grant Cnty, WA Pub Util Dist Number 2
          Wanapum Hydro Elec Rev Ser B Rfdg (MBIA
          Insd) (a)..............................      5.375   01/01/18       513,854
 10,975   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Ser A Rfdg (MBIA
          Insd)..................................      5.700   07/01/17    11,425,524
 10,000   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Ser B Rfdg (MBIA
          Insd)..................................      5.600   07/01/15    10,395,600
  2,000   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 2 Rev Ser A Rfdg (AMBAC
          Insd)..................................      6.000   07/01/08     2,238,380
  5,125   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 3 Rev Ser C Rfdg (MBIA
          Insd)..................................          *   07/01/14     2,412,235
                                                                         ------------
                                                                           30,077,324
                                                                         ------------
          WEST VIRGINIA  2.1%
  8,000   Harrison Cnty, WV Cmnty Solid Waste
          Disp Rev West Penn Pwr Co Proj Ser
          A (b)..................................      6.875   04/15/22     8,619,440
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------
          WISCONSIN  1.2%
$ 1,000   Madison, WI Indl Dev Rev Madison Gas &
          Elec Co Proj Ser A.....................      6.750%  04/01/27  $  1,076,570
  3,500   Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser C................      6.250   09/01/17     3,731,455
                                                                         ------------
                                                                            4,808,025
                                                                         ------------
          WYOMING  0.4%
  1,430   Wyoming Cmnty Dev Auth Hsg Rev Ser 2...      6.350   06/01/29     1,529,913
                                                                         ------------
TOTAL INVESTMENTS  101.9%
  (Cost $384,943,315)..................................................   424,244,770
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9%)..........................    (7,895,489)
                                                                         ------------
NET ASSETS  100.0%.....................................................  $416,349,281
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(e) Issuer has filed for protection in federal bankruptcy court.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Governmnet National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $384,943,315).......................    $424,244,770
Receivables:
  Interest..................................................       6,877,070
  Investments Sold..........................................         205,318
Other.......................................................           5,495
                                                                ------------
      Total Assets..........................................     431,332,653
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      13,595,789
  Custodian Bank............................................         422,643
  Income Distributions--Common and Preferred Shares.........         322,866
  Investment Advisory Fee...................................         222,859
  Administrative Fee........................................          68,572
  Affiliates................................................          22,757
Accrued Expenses............................................         223,023
Trustees' Deferred Compensation and Retirement Plans........         104,863
                                                                ------------
      Total Liabilities.....................................      14,983,372
                                                                ------------
NET ASSETS..................................................    $416,349,281
                                                                ============
NET ASSETS CONSIST OF:

Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of
  $25,000 per share)........................................    $150,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................         153,529
Paid in Surplus.............................................     226,719,758
Net Unrealized Appreciation.................................      39,301,455
Accumulated Undistributed Net Investment Income.............       1,627,793
Accumulated Net Realized Loss...............................      (1,453,254)
                                                                ------------
      Net Assets Applicable to Common Shares................     266,349,281
                                                                ------------
NET ASSETS..................................................    $416,349,281
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($266,349,281 divided
  by 15,352,891 shares outstanding).........................    $      17.35
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $11,633,518
                                                              -----------
EXPENSES:
Investment Advisory.........................................    1,349,610
Administrative Fee..........................................      415,265
Preferred Share Maintenance.................................      185,978
Trustees' Fees and Related Expenses.........................       17,900
Custody.....................................................       14,192
Legal.......................................................        8,145
Other.......................................................      144,196
                                                              -----------
    Total Expenses..........................................    2,135,286
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,498,232
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   398,429
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   43,847,567
  End of the Period.........................................   39,301,455
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,546,112)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,147,683)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,350,549
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Six Months Ended April 30, 1999 and the Year Ended
                          October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  9,498,232       $ 19,272,332
Net Realized Gain.................................        398,429             90,175
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (4,546,112)         9,773,428
                                                     ------------       ------------
Change in Net Assets from Operations..............      5,350,549         29,135,935
                                                     ------------       ------------
Distributions from Net Investment Income:
  Common Shares...................................     (6,908,495)       (13,817,036)
  Preferred Shares................................     (2,387,566)        (5,336,712)
                                                     ------------       ------------
Total Distributions...............................     (9,296,061)       (19,153,748)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (3,945,512)         9,982,187
NET ASSETS:
Beginning of the Period...........................    420,294,793        410,312,606
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,627,793 and $1,425,622, respectively)........   $416,349,281       $420,294,793
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                           Six Months
                                             Ended           ---------------------
                                         April 30, 1999       1998          1997
----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period
  (a)...................................     $17.605         $16.955      $ 16.121
                                             -------         -------      --------
  Net Investment Income.................        .619           1.255         1.253
  Net Realized and Unrealized
    Gain/Loss...........................       (.270)           .643          .830
                                             -------         -------      --------
Total from Investment Operations........        .349           1.898         2.083
                                             -------         -------      --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.........        .450            .900          .900
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders......................        .156            .348          .349
  Distributions from Net Realized Gains:
    Paid to Common Shareholders.........         -0-             -0-           -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders......................         -0-             -0-           -0-
                                             -------         -------      --------
Total Distributions.....................        .606           1.248         1.249
                                             -------         -------      --------
Net Asset Value, End of the Period......     $17.348         $17.605      $ 16.955
                                             =======         =======      ========
Market Price Per Share at End of the
  Period................................     $16.125         $16.500      $15.0625
Total Investment Return at Market Price
  (b)...................................        0.43%*         15.91%        16.54%
Total Return at Net Asset Value (c).....        1.08%*          9.35%        11.11%
Net Assets at End of the Period (In
  millions).............................     $ 416.3         $ 420.3      $  410.3
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.........        1.61%           1.61%         1.64%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).....................        5.38%           5.24%         5.51%
Portfolio Turnover......................          16%*            29%           49%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred Shares....        1.03%           1.03%         1.03%

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                  April 24, 1992
                                                  (Commencement
Year Ended October 31,                            of Investment
-------------------------------------------       Operations) to
       1996      1995      1994      1993        October 31, 1992
-----------------------------------------------------------------
      $15.846   $14.389   $17.297   $14.990           $14.771
      -------   -------   -------   -------           -------
        1.271     1.275     1.303     1.354              .611
         .266     1.584    (2.918)    2.332              .083
      -------   -------   -------   -------           -------
        1.537     2.859    (1.615)    3.686              .694
      -------   -------   -------   -------           -------
         .906     1.012     1.020     1.020              .340
         .356      .390      .273      .282              .135
          -0-       -0-       -0-      .057               -0-
          -0-       -0-       -0-      .020               -0-
      -------   -------   -------   -------           -------
        1.262     1.402     1.293     1.379              .475
      -------   -------   -------   -------           -------
      $16.121   $15.846   $14.389   $17.297           $14.990
      =======   =======   =======   =======           =======
      $13.750   $13.625   $13.000   $16.375           $14.500
         7.72%    12.70%   (14.96%)   20.85%            (1.16%)*
         7.61%    17.74%   (11.30%)   23.17%             2.10%*
      $ 397.5   $ 393.3   $ 370.9   $ 415.6           $ 380.1
         1.66%     1.75%     1.69%     1.62%             1.54%
         5.73%     5.87%     6.43%     6.51%             5.82%
           85%       70%       76%       52%               53%*
         1.03%     1.06%     1.05%     1.02%             1.04%

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $1,851,683 which will expire between October 31, 2003 and October 31, 2005.

    At April 30, 1999, for federal income tax purposes, cost of long-term investments is $384,943,315; the aggregate gross unrealized appreciation is $39,811,676 and the aggregate gross unrealized depreciation is $510,221 resulting in net unrealized appreciation on long-term investments of $39,301,455.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $53,600 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

    During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $68,574,298 and $69,675,205, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

    A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    Summarized below are the types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index, and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    There were no transactions in futures contracts during six months ended April 30, 1999.

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 6,000 Auction Preferred Shares ("APS") in two series of 3,000 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on April 30, 1999 was 3.105%. During the six months ended April 30, 1999, the rates ranged from 3.000% to 3.625%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
 Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
 Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
 Capital Preservation
   Reserve
   Tax Free Money

 SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.